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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    Form 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934
         Date of report (date of earliest event reported) March 6, 1997

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                     POTASH CORPORATION OF SASKATCHEWAN INC.
             (Exact name of registrant as specified in its charter)

                                  SASKATCHEWAN
         (State or other jurisdiction of incorporation or organization)
                                     1-10351
                              (Commission File No.)
                                       N/A
                      (I.R.S. employer identification no.)

                        122 - 1ST AVENUE SOUTH, SUITE 500
                     SASKATOON, SASKATCHEWAN, CANADA S7K 7G3
                                  306-933-8500
 (Address and telephone number of the registrant's principal executive offices)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On March 6, 1997, Arcadian Corporation ("Arcadian"), a Delaware corporation, merged (the "Merger") with and into PCS Nitrogen, Inc. ("Nitrogen"), a Delaware corporation and a wholly-owned subsidiary of Potash Corporation of Saskatchewan Inc. (the "PCS"), with Nitrogen the survivor, pursuant to the Agreement and Plan of Merger by and among PCS, Arcadian, and Nitrogen, dated as of September 2, 1996, as amended (the "Merger Agreement").

Pursuant to the Merger Agreement: (i) each outstanding share of preferred stock of Arcadian was converted to 0.948 of a common share of Arcadian ("Arcadian Common Share"), with cash paid in lieu of any fractional shares due to a holder; and (ii) each outstanding Arcadian Common Share was converted into 0.17713 of a Common Share of PCS, with cash paid in lieu of fractional shares due to a holder, and US$12.25 in cash. Cash distributions do not bear interest. In the Merger, 8,030,236 Common Shares of PCS were issued and an aggregate of $555,145,002 was paid, to holders of Arcadian Corporation securities.

A copy of the press release issued on March 6, 1997 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The other information required by this item has been previously reported by PCS or Arcadian and is included or incorporated by reference in the Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") which constitutes a part of PCS's Registration Statement on Form S-4 (Registration No. 333-17841), as amended.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial statements of business acquired.

It is not practicable for PCS to provide at this time the financial statements of Arcadian Corporation required by this item. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 60 days from the date of the filing hereof.

(b) Pro forma financial information.

It is not practicable for PCS to provide at this time the pro forma financial statements required by this item. Such financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 60 days from the date of the filing hereof.

(c) Exhibits.

99.1    Press release issued on March 6, 1997 with respect to the Merger.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      POTASH CORPORATION OF
                                      SASKATCHEWAN INC.


Date: March 20, 1997                  By: /s/ JOHN L.M. HAMPTON
            --                            ---------------------------
                                      Name: John L.M. Hampton
                                      Title: Senior Vice President,
                                      General Counsel and Secretary


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                                  EXHIBIT INDEX



EXHIBIT        DESCRIPTION

99.1           Press release issued on March 6, 1997 with respect to the Merger.